UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

MAUI LAND & PINEAPPLE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Hawaii	001-06510	99-0107542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
200 Village Road, Lahaina, Maui, Hawaii 96761 (Address of principal executive offices) (Zip Code)

(808) 877-3351
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without Par Value	MLP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 29, 2022, Maui Land & Pineapple Company, Inc. (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. The number of shares of the Company’s common stock that were outstanding as of May 5, 2022, which was the record date for the Annual Meeting, was 19,517,186. The results of the voting at the Annual Meeting were as follows:

Proposal 1: Election of Directors to serve for a one-year term:

	Shares Voted for	Shares Withheld	Broker Non-Votes
Stephen M. Case	14,913,682	381,627	2,429,007
Warren H. Haruki	14,913,745	381,564	2,429,007
David A. Heenan	14,076,482	1,218,827	2,429,007
Anthony P. Takitani	14,076,376	1,218,933	2,429,007
Arthur C. Tokin	14,064,192	1,231,117	2,429,007

Proposal 2: Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers:

Shares voted for:	14,558,208
Shares voted against:	806,880
Shares abstained:	30,221
Broker non-votes:	2,429,007

Proposal 3: Ratification of the appointment of Accuity LLP as the Company’s independent registered public accounting firm for the fiscal year 2022:

Shares voted for:	17,339,633
Shares voted against:	372,979
Shares abstained:	11,704
Broker non-votes:	0

Proposal 4: Approval to re-incorporate the Company from a Hawaii corporation to a Delaware corporation, including the Delaware Certificate of Incorporation:

Shares voted for:	15,175,912
Shares voted against:	87,877
Shares abstained:	31,520
Broker non-votes:	2,429,007

ITEM 8.01 OTHER EVENTS

PULELEHUA PARCEL, LAHAINA, HI

On June 30, 2022, the Company completed a $2,000,000 sale of a 50-acre parcel of land (TMK 2-4-3-001:084 POR) located in Upper Kahana, Lahaina, Hawaii, referred to as Pulelehua, to the County of Maui (“County”). The County intends to use the land to construct a Regional Park in West Maui.

Neither the Company nor any of its affiliates, and neither any director or officer of the Company nor, to the knowledge of the Company, any associate of any such director or officer, has any material relationship with the County, other than in respect of the transaction.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: July 5, 2022	By:	/s/ WADE K. KODAMA
Wade K. Kodama
Chief Financial Officer